UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------


                                    FORM 8-K


                               ------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                   May 14, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                        1-8689                          23-0973760
-------------               ---------------                 -----------------
(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------  ----------------------------------


            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                Exhibit 99.1 Press Release issued by Dixon Ticonderoga Company dated May 12, 2003


ITEM 9.  REGULATION FD DISCLOSURE (Information Being Provided Under Item 12).
-------  --------------------------------------------------------------------


     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12 -- Results of Operations and Financial Condition," is instead furnished under "Item 9 -- Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On May 12, 2003, Dixon Ticonderoga Company (the "Company") issued a press release announcing its results of operations for the three and six months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses non-GAAP measures of pro forma net income (loss) and pro forma net income
(loss) per share that do not include the following financial measures that are normally included in GAAP: debt refinancing costs and restructuring and related costs, net of income taxes.

     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. The Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help stakeholders understand the Company's current and future operating results and cash flows. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges stakeholders to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     May 14, 2003
                                        -------------------------------

                             By:        /s/ Gino N. Pala
                                        -------------------------------
                                        Gino N. Pala
                                        Chairman  of  Board,  Co-Chief
                                        Executive Officer and Director

                                                                    Exhibit 99.1
                                                                    ------------


                              N E W S R E L E A S E
                              ---------------------

                            Dixon Ticonderoga Company
                            -------------------------

        195 International Parkway Heathrow, Florida 32746 (407) 829-9000
        ----------------------------------------------------------------



May 12, 2003                                          Contact:
                                                      Gino N. Pala, Chairman
FOR IMMEDIATE RELEASE                                 (407) 829-9000
---------------------

                        DIXON TICONDEROGA REPORTS STRONG
                        --------------------------------

                             SECOND QUARTER RESULTS
                             ----------------------


HEATHROW, Fla. ---- Dixon Ticonderoga Company (AMEX:DXT) today announced pro forma net income from continuing operations for its second quarter ended March 31, 2003 of $300,936 or $0.09 per basic and diluted share, compared with a pro forma net loss from continuing operations of ($547,411) or ($0.17) per basic and diluted share in the prior year quarter. Including the effects of restructuring and related costs and discontinued operations, the company reported a net loss of ($106,316) or ($0.03) per share, compared with a net loss of ($525,290) or ($0.17) per share in the prior year. Second quarter revenues rose 5.4% to $18,892,890 from $17,928,217 last year. Weighted average shares outstanding during the quarter were 3,192,832, compared with 3,177,462 a year ago.
     For the first six months of fiscal 2003, the Company reported that its pro forma net loss from continuing operations decreased by 87% to ($156,130) or ($0.05) per basic and diluted share from ($1,196,130) or ($0.38) for basic and diluted share in the prior year period. Including the effects of debt refinancing and restructuring costs and results of discontinued operations, net loss in the current year was ($1,038,846) or ($0.33) per share, compared with a net loss of ($1,299,901) or ($0.41) per share in the 2002 period. Revenues in the first six months of fiscal 2003 were $34,762,680, compared with $35,424,425 a year ago. Average shares outstanding during the period were 3,192,832, compared with a 3,177,462 last year.
     Commenting on the first six months results, Chairman and Co-Chief Executive Office Gino N. Pala said, "We are extremely pleased with the strong continued improvement of our core consumer products business, reflecting the benefits of our consolidation and cost reduction efforts over the past several years. Our company's results from continuing operations before taxes, debt refinancing and restructuring costs improved in excess of $1.3 million thus far this fiscal year. We are encouraged that we significantly narrowed the traditional losses we incur in our first two fiscal quarters and hope this trend of improvement will continue as we head into our back-to-school season".

     Dixon Ticonderoga Company, with operations dating back to 1795, is one of the oldest publicly held companies in the U.S. Its consumer group manufactures and markets a wide range of writing instruments, art materials and office supplies, including the Ticonderoga(R), Prang(R) and Dixon(R) brands. Headquartered in Heathrow, Florida, Dixon Ticonderoga employs approximately 1,300 people at 11 facilities in the U.S., Canada, Mexico and the U.K. The company has been listed on the American Stock Exchange since 1988 under the symbol DXT.


                           Forward-Looking Statements
                           --------------------------

Any "forward-looking" statements in this press release (including, among others, management's hope that its operating performance will continue to improve during the remainder of the fiscal year) involve known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks include (but are not limited to) difficulties encountered with the company's plant consolidation and cost reduction programs, manufacturing inefficiencies resulting from its inventory reduction plan, increased competition, U.S. and foreign economic factors and foreign currency exchange risk, among others.

                                         # # # #

               DIXON TICONDEROGA COMPANY - - - EARNINGS HIGHLIGHTS
               ---------------------------------------------------


                                                  Three Months Ended                Six Months Ended
                                                  ------------------                ----------------
                                                      March 31,                        March 31,
                                                      ---------                        ---------
                                                 2003           2002             2003           2002
                                                 ----           ----             ----           ----
Revenues                                    $ 18,892,890   $ 17,928,217     $ 34,762,680   $ 35,424,425
                                            ============   ============     ============   ============
Operating Income (Loss)                     $    863,105   $     43,940     $   (151,809)  $   (557,156)
Other Income                                         --             --           440,820        252,676
Interest Expense                                (857,847)      (931,675)      (1,662,074)    (1,806,176)
Income Tax Benefit                               155,983        247,053          592,536        700,967
Minority Interest                                (16,119)       (15,414)          (6,881)       (21,018)
                                            ------------   ------------     ------------   ------------
Income (Loss) From Continuing Operations         145,122       (646,096)        (787,408)    (1,430,707)
Income (Loss) From Discontinued Operations      (251,438)       130,806         (251,438)       130,806
                                            ------------   ------------     ------------   ------------
Net Income (Loss)                           $   (106,316)  $   (525,290)    $ (1,038,846)  $ (1,299,901)
                                            ============   ============     ============   ============
Income (Loss)Per Share (Basic and Diluted):
  Continuing Operations                     $       0.05   $      (0.21)    $      (0.25)  $      (0.45)
  Discontinued Operations                          (0.08)          0.04            (0.08)          0.04
                                            ------------   ------------     ------------   ------------
Net Income (Loss)                           $      (0.03)  $      (0.17)    $      (0.33)  $      (0.41)
                                            ============   ============     ============   ============
Weighted Average Shares (Basic)                3,192,832      3,177,462        3,192,832      3,177,462
                                            ============   ============     ============   ============
Weighted Average Shares (Diluted)              3,192,832      3,177,462        3,192,832      3,177,462
                                            ============   ============     ============   ============


               Reconciliation of Loss From Continuing Operations
               -------------------------------------------------

                To Pro Forma Net Loss From Continuing Operations
                -------------------------------------------------

                                                  Three Months Ended                Six Months Ended
                                                  ------------------                ----------------
                                                      March 31,                        March 31,
                                                      ---------                        ---------
                                                 2003           2002             2003           2002
                                                 ----           ----             ----           ----
Income (Loss) From Continuing Operations    $    145,122   $   (656,096)    $   (787,408)  $ (1,430,707)
Debt Refinancing Costs, Net of Income Taxes          --             --           424,770            --
Restructuring and Related Costs, Net of
  Income Taxes                                   155,814        108,685          206,508        234,577
                                            ------------   ------------     ------------   ------------
Pro Forma Net Income (Loss)                 $    300,936   $   (547,411)    $   (156,130)  $ (1,196,130)
                                            ============   ============     ============   ============
Pro Forma Net Income (Loss) Per Share       $       0.09   $      (0.17)    $      (0.05)  $      (0.38)
                                            ============   ============     ============   ============
